Exhibit 99.1

Nasdaq Accepts Evofem Plan to Regain Listing Compliance

Continued Listing Subject to Receipt of Shareholder Approval for the Reverse Stock Split of
Evofem Common Stock before May 4, 2022, with Compliance by May 20, 2022

SAN DIEGO, April 7, 2022 -- Evofem Biosciences, Inc. (Nasdaq: EVFM) (“Evofem” and the “Company”), a commercial-stage biopharmaceutical company, today announced the Nasdaq Hearings Panel (the “Panel”) has granted Evofem’s request to continue its listing on The Nasdaq Stock Market (“Nasdaq”), pending the outcome of the stockholder vote on the Company’s reverse stock split proposal scheduled to take place at its annual general meeting on May 4, 2022.

“We appreciate the Panel’s decision to continue listing Evofem’s common stock on Nasdaq,” said Saundra Pelletier, Chief Executive Officer of Evofem. “We continue working to build support for the reverse stock split among stockholders of record, which we expect will enable us to regain and maintain compliance with the Nasdaq Bid Price Requirement.”

The Company is currently seeking shareholder approval to implement a reverse stock split of its common stock at a ratio of no less than 1-for-5 shares, and up to 1-for-15 shares, as stated in Evofem’s definitive proxy statement filed on March 30, 2022, with the U.S. Securities and Exchange Commission. The proxy statement will be mailed to stockholders of record as of March 28, 2022 and is available through the Company’s website at https://evofem.investorroom.com/SEC-filings.

As previously disclosed, on August 23, 2021, Evofem received a deficiency letter from the Listing Qualifications Department of Nasdaq stating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”) because the closing bid price for the Company’s common stock was below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market for the preceding 30 consecutive trading days.

In accordance with Nasdaq Listing Rules, the Company was provided an initial period of 180 calendar days to regain compliance with the Bid Price Requirement. On February 22, 2022, the Company was notified that Nasdaq had determined to delist the Company as it did not comply with the listing requirements. On March 1, 2022, the Company requested a hearing, which was held on March 31, 2022.

About Evofem Biosciences
Evofem Biosciences, Inc. (NASDAQ: EVFM) is developing and commercializing innovative products to address unmet needs in women's sexual and reproductive health, including hormone-free, woman-controlled contraception and protection from certain sexually transmitted infections (chlamydia and gonorrhea). The Company's first FDA-approved product, Phexxi® (lactic acid, citric acid and potassium bitartrate), is a hormone-free, on-demand prescription contraceptive vaginal gel. It comes in a box of 12 pre-filled applicators and is applied 0-60 minutes before each act of sex. Learn more at phexxi.com and evofem.com.

Phexxi® is a registered trademark of Evofem Biosciences, Inc.

Additional Information
INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY SUPPLEMENT TO THE PROXY STATEMENT AS THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE REVERSE STOCK SPLIT AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT AND ANY SUPPLEMENTS TO THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC BY EVOFEM THROUGH THE SEC WEBSITE AT WWW.SEC.GOV AND ON THE COMPANY’S WEBSITE AT https://evofem.investorroom.com/SEC-filings.

Forward-Looking Statements
This press release includes "forward-looking statements," within the meaning of the safe harbor for forward-looking statements provided by Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 including, without limitation, statements related to the outcome of the stockholder vote and the Company’s ability to regain compliance with the Bid Price Rule by May 20, 2022. Various factors could cause actual results to differ materially from those discussed or implied in the forward-looking statements, including market and other conditions, and you are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Important factors that could cause actual results to differ materially from those discussed or implied in the forward-looking statements, or that could impair the value of Evofem Biosciences' assets and business, are disclosed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 10, 2022. All forward-looking statements are expressly qualified in their entirety by such factors. The Company does not undertake any duty to update any forward-looking statement except as required by law.

Investor Relations Contact:
Amy Raskopf
Evofem Biosciences, Inc.
araskopf@evofem.com
Mobile: (917) 673-5775

Media Contact:
Jack Hirschfield
Evofem Biosciences, Inc
jhirschfield@evofem.com
Mobile: 512-674-5163